UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): November 19, 2024

GERMAN AMERICAN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Indiana
(State or other jurisdiction of incorporation)

001-15877		35-1547518
(Commission File Number)		(IRS Employer Identification No.)
711 Main Street
Jasper,	Indiana	47546
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (812) 482-1314

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[☐]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [☐]
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	GABC	NASDAQ Global Select Market

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 19, 2024, a special meeting of the shareholders of German American Bancorp, Inc. (the “Company” or “GABC”) was held to consider the proposals set forth in that certain definitive joint proxy statement/prospectus, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 24, 2024, prepared in connection with the proposed merger of Heartland BancCorp, an Ohio corporation (“HLAN”), with and into the Company (the “Merger”), pursuant to the Agreement and Plan of Reorganization, dated as of July 29, 2024 (the “merger agreement”), by and among GABC, HLAN, Heartland Bank, and German American Bank.

At the close of business on September 18, 2024, the record date for the special meeting, 29,679,466 of the Company’s common shares were issued and outstanding and entitled to vote at the special meeting, and 20,074,047 shares were represented in person or by proxy at the special meeting, which constituted a quorum to conduct business at such meeting.

Each of the proposals considered and voted upon was approved by the requisite vote of the Company’s shareholders. The final voting results for each such proposal are described below.

Proposal No. 1 – GABC Merger Proposal.

Proposal to approve the merger agreement, including the issuance of shares of GABC common stock to shareholders of HLAN as contemplated thereby (the “GABC merger proposal”).

Votes For	Votes Against	Votes Abstained
19,776,519	179,254	118,273

Proposal No. 2 – GABC Adjournment Proposal.

Proposal to approve one or more adjournments of the special meeting if necessary to permit further solicitation of proxies in favor of the GABC merger proposal, or to ensure that any supplement or amendment to the joint proxy statement/prospectus is timely provided to the holders of HLAN and GABC common stock (the “GABC adjournment proposal”).

Votes For	Votes Against	Votes Abstained
19,001,614	918,475	153,957

Although a vote was taken with respect to the GABC adjournment proposal, no motion to adjourn was made because the GABC merger proposal had passed.

Item 8.01. Other Events.

At a special meeting held on November 19, 2024, HLAN shareholders adopted the merger agreement.

Completion of the Merger remains subject to the receipt of all required regulatory approvals and satisfaction of customary closing conditions. Assuming such approvals are timely secured and such conditions are satisfied, the Company expects that the Merger will be completed in the first quarter of 2025.

Cautionary Note Regarding Forward-Looking Statements

This Report contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect”, and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the Company’s goals, intentions and expectations, including the expected timing of completion of the Merger.

These forward-looking statements are subject to significant risks, assumptions, and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things:

•with respect to the Merger: (i) failure to obtain necessary regulatory approvals when expected or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction), or the failure of either company to satisfy any of the other closing conditions to the transaction on a timely basis or at all; (ii) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; and (iii) as a result of any other unexpected factors or events; and
•other risks and factors expressly identified in the Company’s cautionary language included under the headings “Forward-Looking Statements and Associated Risk” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and other documents subsequently filed by the Company with the SEC.

Neither the Company nor HLAN undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this Report. In addition, the Company’s and HLAN’s past results of operations do not necessarily indicate either of their anticipated future results, whether the Merger is effectuated or not.

Additional Information

Communications in this Report do not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Merger, the Company filed a Registration Statement on Form S-4 (SEC File No. 333-261869) with the SEC on September 6, 2024, as amended on September 19, 2024, that includes a joint proxy statement for the Company and HLAN and a prospectus for the Company, and other relevant documents concerning the Merger. A definitive joint proxy statement/prospectus has been sent to the shareholders of the Company and HLAN. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE CORRESPONDING JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS TO THOSE DOCUMENTS, AS THEY CONTAIN IMPORTANT INFORMATION. You may obtain a copy of the joint proxy statement/prospectus, as well as other filings containing information about the Company, without charge, at the SEC’s website (http://www.sec.gov) or by accessing the Company’s website (http://www.germanamerican.com) under the tab “Investor Relations” and then under the heading “Financial Information”. Copies of the joint proxy statement/prospectus and the filings with the SEC incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Bradley C. Arnett, Investor Relations, German American Bancorp, Inc., 711 Main Street, Box 810, Jasper, Indiana 47546, telephone 812-482-1314 or to Jennifer Eckert, Investor Relations, Heartland BancCorp, 430 North Hamilton Road, Whitehall, Ohio 43213, telephone 614-337-4600.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2024	By:	GERMAN AMERICAN BANCORP, INC. /s/ D Neil Dauby
D Neil Dauby, Chairman and Chief Executive Officer